SECOND AMENDMENT TO
AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT

This Second Amendment to Amended and Restated Warehousing Credit Agreement (the “Amendment”) is made and entered into as of October 20, 2004 (“Effective Date”), by and among PLM Equipment Growth Fund VI, a California limited partnership (“EGF VI”), PLM Equipment Growth & Income Fund VII, a California limited partnership (“EGF VII”), Transportation Equipment-PLM, LLC, a Delaware limited liability company (“TEP”), Acquisub, LLC, a Delaware limited liability company (“Acquisub”) (EGF VI, EGF VII, TEP, and Acquisub, each individually being a “Borrower” and, collectively, the “Borrowers”), Rail Investors II, LLC, a Delaware limited liability company (“Rail”), PLM Financial Services, Inc., a Delaware corporation and the sole general partner, in the case of EGF VI and EGF VII, and the sole manager, in the case of Acquisub (“FSI”), the banks, financial institutions and institutional lenders from time to time party to the Credit Agreement (defined below) and defined as Lenders therein (“Lenders”), and Comerica Bank (“Comerica Bank”), not in its individual capacity, but solely as agent (in such capacity, the “Agent”).

Recitals

A.  Borrowers requested and the Lenders agreed to extend and make loans available to Borrowers upon the terms and conditions contained in that certain Amended and Restated Warehousing Credit Agreement dated as of March 17, 2004, as amended by that certain First Amendment to Amended and Restated Warehousing Credit Agreement dated as of September 3, 2004, by and among the Borrowers, FSI, Agent, and the Lenders (the “Credit Agreement”). Initially capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B. Borrowers and FSI have requested that the Lenders amend the Credit Agreement (i) to add Rail as a “Borrower” thereunder and (ii) to create a $5,000,000 sub-facility under the Facility for borrowings by Rail, and the Lenders are willing to do so on the terms and conditions set forth herein and in reliance on the representations and warranties set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, and to induce Agent and the Lenders to enter into this Amendment, Borrowers, FSI, Rail, Lenders and Agent hereby agree as follows:

Section 1.   Addition of Rail as Borrower. As of the Effective Date, Rail is hereby added as a “Borrower” under the Credit Agreement and the other Loan Documents. Rail agrees that it will be bound by (and will comply with) all of the conditions, representations and warranties, covenants, and obligations of a “Borrower” under the Credit Agreement and the other Loan Documents, as amended hereby, as though it were a party thereunder and a signatory thereto. For notice purposes, the address of Rail is 200 Nyala Farms Road, Westport, CT 06880, attn: James A. Coyne, President and Secretary.

Section 2.  Amendments to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended as follows:

2.1  Definition of Applicable Margin. The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Applicable Margin” means:

(a)  with respect to Base Rate Loans made to Borrowers other than Rail, zero percent (0.00%), and with respect to Base Rate Loans made to Rail, one quarter percent (0.25%); and

(b)  with respect to LIBOR Loans made to Borrowers other than Rail, two percent (2.0%) and with respect to LIBOR Loans made to Rail, two and one quarter percent (2.25%).

2.2  Definition of Change of Control. The definition of “Change of Control” set forth in Section 1.1 of the Credit Agreement is amended by inserting “Rail, JAC, GDE,” immediately after “Acquisub,” in each place where “Acquisub,” appears in that definition.

2.3  Definition of Compliance Certificate. The definition of “Compliance Certificate” set forth in Section 1.1 of the Credit Agreement is amended (i) by inserting “or Rail” immediately after “Acquisub” in the first line thereof, and (ii) by adding the following language to the end thereof:

“, and with respect to JAC and GDE, a certificate signed by a Responsible Officer of JAC and GDE, substantially in the form of Exhibit A to the JAC/GDE Letter, with such changes as Agent may from time to time reasonably request for the purpose of having such certificate disclose the matters certified therein and the method of computation thereof”

2.4  Definition of Equipment Purchase Agreement. The definition of “Equipment Purchase Agreement” set forth in Section 1.1 of the Credit Agreement is amended by inserting “ or Rail” immediately after “Acquisub” in the second line thereof.

2.5  Definition of Funded Debt Ratio. The definition of “Funded Debt Ratio” set forth in Section 1.1 of the Credit Agreement is amended by inserting “or Rail” immediately after “Acquisub” in the second line thereof.

2.6  New Definition of GDE. The following definition is added to the list of definitions set forth in Section 1.1 of the Credit Agreement, inserted in its respective alphabetical sequence:

“GDE” means GDE Investment Corp., a Delaware corporation.

2.7  Definition of Guaranty. The definition of “Guaranty” set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof

“Guaranty” means that certain Second Amended and Restated Guaranty dated as of October 20, 2004 executed jointly and severally by MILPI, PLMI, FSI, and TEC in favor of Lenders and Agent, substantially in the form of Exhibit H to the Second Amendment, including all further amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Guaranty as the same may be in effect from time to time.

2.8  New Definition of JAC. The following definition is added to the list of definitions set forth in Section 1.1 of the Credit Agreement, inserted in its respective alphabetical sequence:

“JAC” means JAC Investment Corp., a Delaware corporation.

2.9  New Definition of JAC/GDE Letter. The following definition is added to the list of definitions set forth in Section 1.1 of the Credit Agreement, inserted in its respective alphabetical sequence:

“JAC/GDE Letter” means the JAC/GDE Letter dated as of October 20, 2004 between JAC, GDE, and Agent, including all amendments, modifications and supplements thereto, and shall refer to the JAC/GDE Letter as the same may be in effect from time to time, substantially in the form of Exhibit C to the Second Amendment.

2.10  Definition of Loan Document. The definition of “Loan Document” set forth in Section 1.1 of the Credit Agreement is amended by inserting Rail Guaranty, JAC/GDE Letter,” immediately after “Guaranty” in the third line thereof.

2.11  Definition of Loan Parties. The definition of “Loan Parties” set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“Loan Parties” means EGF VI, EGF VII, TEP, Acquisub, Rail, any Marine Subsidiary, any Owner Trustee, FSI, TEC, IMI, PLMI, MILPI, JAC, and GDE and a “Loan Party” means any one of the Loan Parties.

2.12  Definition of Operating Agreement. The definition of “Operating Agreement” set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“Operating Agreement” means (i) for TEP, the Operating Agreement of TEP adopted and approved as of October 10, 2002, (ii) for Acquisub, the Operating Agreement of Acquisub, entered into as of April 9, 2001, and (iii) for Rail, the Operating Agreement of Rail, entered into as of September 13, 2004.

2.13  New Definition of Rail. The following definition is added to the list of definitions set forth in Section 1.1 of the Credit Agreement, inserted in its respective alphabetical sequence:

“Rail” means Rail Investors II, LLC, a Delaware limited liability company.

2.14   New Definition of Rail Commitment. The following definition is added to the list of definitions set forth in Section 1.1 of the Credit Agreement, inserted in its respective alphabetical sequence:

“Rail Commitment” means with respect to each Lender the amounts set forth on Schedule A-1 and “Rail Commitments” means all such amounts collectively, as each may be amended from time to time upon the execution and delivery of an instrument of assignment pursuant to Section 11.10, which amendments shall be evidenced on a supplement to Schedule A-1.

2.15  New Definition of Rail Guarantor. The following definition is added to the list of definitions set forth in Section 1.1 of the Credit Agreement, inserted in its respective alphabetical sequence:

“Rail Guarantor” means JAC and GDE.

2.16  New Definition of Rail Guaranty. The following definition is added to the list of definitions set forth in Section 1.1 of the Credit Agreement, inserted in its respective alphabetical sequence:

“Rail Guaranty” means that certain Guaranty dated as of October 20, 2004 executed jointly and severally by JAC and GDE, in favor of Lenders and Agent with respect to the Rail Sub-facility, substantially in the form of Exhibit D to the Second Amendment, including all further amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Rail Guaranty as the same may be in effect from time to time.

2.17  New Definition of Rail Sub-facility. The following definition is added to the list of definitions set forth in Section 1.1 of the Credit Agreement, inserted in its respective alphabetical sequence:

“Rail Sub-facility” means the total Rail Commitments described in Schedule A-1, as such Schedule A-1 may be amended from time to time as set forth on an amendment to Schedule A-1, for the Rail credit facility described in Section 2.1.1 to be provided by Lenders to Rail, according to each Lender’s Pro Rata Share.

2.18  Definition of Responsible Officer. The definition of “Responsible Officer” set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“Responsible Officer” means for (i) FSI, any of the President, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of FSI having authority to request Advances or perform other duties required hereunder, (ii)  EGF VI or EGF VII, any of the President, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of FSI as the sole general partner of EGF VI or EGF VII, as the case may be, in each case having authority to request Advances or perform other duties required hereunder, (iii) Acquisub, any of the President, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of FSI as the sole manager of Acquisub having authority to request Advances or perform other duties required hereunder, (iv) TEP, any of the President, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of the managing trustee of the members of MILPI, as the sole member and manager of TEP, having authority to request Advances or perform other duties required hereunder, (v) MILPI, any of the President, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of the managing trustee of the members of MILPI, (vi) Rail, Gary D. Engle or James A. Coyne, as managers of Rail, and (vii) any other Loan Party, any of the President, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller thereof.

2.19  New Definition of Second Amendment. The following definition is added to the list of definitions set forth in Section 1.1 of the Credit Agreement, inserted in its respective alphabetical sequence:

“Second Amendment” means that certain Second Amendment to Amended and Restated Warehousing Credit Agreement dated as of October 20, 2004 among EGF VI, EGF VII, TEP, Acquisub, Rail, FSI, Lenders, and Agent.

2.20  Definition of Security Agreements. The definition of “Security Agreements” set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“Security Agreements” means (i) the Security Agreement between TEP and Agent dated as of March 17, 2004, substantially in the form of Exhibit L (the “Security Agreement (TEP)”), as amended by that First Amendment to Security Agreement dated as of October 20, 2004, substantially in the form of Exhibit LL to the Second Amendment, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in substantially all of the assets of TEP, subject to no other Liens other than Permitted Liens, (ii) the Amended and Restated Security Agreement between PLMI and Agent dated as of March 17, 2004, substantially in the form of Exhibit M (the “Security Agreement (PLMI)”), as amended by that First Amendment to Amended and Restated Security Agreement dated as of October 20, 2004, substantially in the form of Exhibit MM to the Second Amendment, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in substantially all of the assets of PLMI, subject to no other Liens other than Permitted Liens, (iii) the Amended and Restated Security Agreement between MILPI and Agent dated as of March 17, 2004, substantially in the form of Exhibit N (the “Security Agreement (MILPI)”), as amended by that First Amendment to Amended and Restated Security Agreement dated as of October 20, 2004, substantially in the form of Exhibit NN to the Second Amendment, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in substantially all of the assets of MILPI, subject to no other Liens other than Permitted Liens, (iv) the Security Agreement between EGF VI and Agent dated as of March 17, 2004, substantially in the form of Exhibit O (the “Security Agreement (EGF VI)”), on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in substantially all of the assets of EGF VI, subject to no other Liens other than Permitted Liens, (v) the Security Agreement between Acquisub and Agent dated as of September 3, 2004, substantially in the form of Exhibit P (the “Security Agreement (Acquisub)”), as amended by that First Amendment to Security Agreement dated as of October 20, 2004, substantially in the form of Exhibit PP to the Second Amendment, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in substantially all of the assets of Acquisub, subject to no other Liens other than Permitted Liens, and (vi) the Security Agreement between Rail and Agent dated as of October 20, 2004, substantially in the form of Exhibit Q to the Second Amendment (the “Security Agreement (Rail)”), on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in substantially all of the assets of Rail, subject to no other Liens other than Permitted Liens, in each case including all amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, and shall refer to each Security Agreement as the same may be in effect from time to time.

2.21  Definition of Subordination Agreements. The definition of “Subordination Agreements” set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“Subordination Agreements” means collectively (i) the Second Amended and Restated Subordination Agreement dated as of October 20, 2004 among MILPI, PLMI, FSI, TEC, IMI, JAC, and GDE (the “Subordinated Lenders”), EGF VI, and Agent, substantially in the form of Exhibit I-1 to the Second Amendment (the “Subordination Agreement (EGF VI)”), (ii) the Second Amended and Restated Subordination Agreement dated as of October 20, 2004 among the Subordinated Lenders, EGF VII, and Agent, substantially in the form of Exhibit I-2 to the Second Amendment (the “Subordination Agreement (EGF VII)”), (iii) the Amended and Restated Subordination Agreement dated as of October 20, 2004 among the Subordinated Lenders, TEP, and Agent, substantially in the form of Exhibit I-3 to the Second Amendment (the “Subordination Agreement (TEP)”), (iv) the Amended and Restated Subordination Agreement dated as of October 20, 2004 among the Subordinated Lenders, Acquisub, and Agent, substantially in the form of Exhibit I-4 to the Second Amendment (the “Subordination Agreement (Acquisub)”), and (v) the Subordination Agreement dated as of October 20, 2004 among the Subordinated Lenders, Rail, and Agent, substantially in the form of Exhibit I-5 to the Second Amendment (the “Subordination Agreement (Rail)”), and including all further amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Subordination Agreements as the same may be in effect from time to time.

Section 3.  Other Amendments to the Credit Agreement.

3.1  The first paragraph of Section 2.1.1 and Section 2.1.1(a) of the Credit Agreement are amended and restated in their entirety to read as follows:

“2.1.1   Revolving Facility.  Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrowers set forth herein, Lenders hereby agree to make advances of immediately available funds to Borrowers (other than Rail) (“Non-Rail Advances”), on a revolving basis, from the Closing Date until the Business Day immediately preceding the Commitment Termination Date, in the aggregate principal amount outstanding at any time not to exceed the lesser of (a) the total Commitments for the Facility or (b) for any one Borrower, its respective Borrowing Base (such lesser amount being the “Maximum Availability”), as more fully set forth in this Section 2.1.1, provided that, in no event shall the aggregate principal amount outstanding of the Non-Rail Advances and the Rail Advances (as defined below) exceed the total Commitments for the Facility. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Rail set forth herein, Lenders hereby agree to make advances of immediately available funds to Rail (“Rail Advances”), on a revolving basis, from the Closing Date until the Business Day immediately preceding the Commitment Termination Date, in the aggregate principal amount outstanding at any time not to exceed the lesser of (a) the total Rail Commitments or (b) its Borrowing Base (such lesser amount being the “Rail Maximum Availability”), as more fully set forth in this Section 2.1.1, provided that, in no event shall the aggregate principal amount outstanding of the Non-Rail Advances and the Rail Advances exceed the total Commitments for the Facility. The obligation of Borrowers to repay the Non-Rail Advances or the Rail Advances (collectively, “Advances”) made to any Borrower shall be several but not joint.

(a)  Facility Commitments.

(i)  On the Funding Date requested by any Borrower (the “Requesting Borrower”), after such Borrower shall have satisfied all applicable conditions precedent set forth in Section 3, each Lender shall advance immediately available funds to Agent evidencing such Lender’s Pro Rata Share of the requested Advance to such Borrower (“Loan”). Agent shall immediately advance such immediately available funds to such Borrower at the Designated Deposit Account (or such other deposit account at Comerica Bank or such other financial institution as to which such Borrower and Agent shall agree at least three (3) Business Days prior to the requested Funding Date) on the Funding Date with respect to such Loan. The Requesting Borrower shall pay interest accrued on the Loan at the rates and in the manner set forth in Section 2.1.1(b). Subject to the terms and conditions of this Agreement, the unpaid principal amount of each Loan and all unpaid interest accrued thereon, together with all other fees, expenses, costs and other sums chargeable to the Requesting Borrower incurred in connection therewith shall be due and payable no later than the Maturity Date of such Loan. Each Loan advanced hereunder by each Lender shall be evidenced by the Requesting Borrower’s revolving promissory note in favor of such Lender substantially in the form of Exhibit A (each a “Note”).

(ii)  The obligation of Lenders to make any Loan to a Borrower (other than Rail) from time to time hereunder shall be limited to the then applicable Maximum Availability, and the obligation of Lenders to make any Loan to Rail from time to time hereunder shall be limited to the then applicable Rail Maximum Availability. For the purpose of determining the amount of the Borrowing Base available at any one time, the amount available shall be the total amount of the Borrowing Base as set forth in the Borrowing Base Certificate delivered to Agent pursuant to Section 3.2.1 with respect to such requested Loan and reviewed and approved by Agent. Nothing contained in this Agreement shall under any circumstance be deemed to require any Lender to make any Advance under the Facility which, in the aggregate principal amount, taking into account such Lender’s portion of the aggregate principal amounts outstanding under this Agreement and the making of such Advance, exceeds the lesser of (A) such Lender’s Commitment for the Facility and (B) such Lender’s Pro Rata Share of the Requesting Borrower’s Borrowing Base. Nothing contained in this Agreement shall under any circumstance be deemed to require any Lender to make any Rail Advance under the Rail Sub-facility which, in the aggregate principal amount, taking into account such Lender’s portion of the aggregate principal amounts outstanding under this Agreement and the making of such Rail Advance, exceeds the lesser of (A) such Lender’s Rail Commitment for the Rail Sub-facility and (B) such Lender’s Pro Rata Share of Rail’s Borrowing Base.

(iii)  If at any time and for any reason the aggregate principal amount of the Loan(s) then outstanding to any Borrower (other than Rail) shall exceed the Maximum Availability for such Borrower (the amount of such excess, if any, being an “Overadvance”), such Borrower shall immediately repay the full amount of such Overadvance, together with all interest accrued thereon. If at any time and for any reason the aggregate principal amount of the Loan(s) then outstanding to Rail shall exceed the Rail Maximum Availability (the amount of such excess, if any, being a “Rail Overadvance”), Rail shall immediately repay the full amount of such Rail Overadvance, together with all interest accrued thereon.

(iv)  Amounts borrowed by Borrowers under this Facility may be repaid and, prior to the Commitment Termination Date and subject to the applicable terms and conditions precedent to borrowings hereunder, reborrowed; provided, however, that no Loan shall have a Maturity Date which is later than the Commitment Termination Date and no LIBOR Loan shall have an Interest Period ending after the Maturity Date or the Commitment Termination Date.

(v)  Each request for a Loan hereunder shall constitute a reaffirmation by the Requesting Borrower and the Responsible Officer requesting the same that the representations and warranties contained in this Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date of the request, except to the extent such representations and warranties specifically relate to an earlier date, in which event they shall be true, correct and complete in all material respects as of such earlier date.”

3.2 The following new Section 2.1.1(d) is hereby added to the Credit Agreement immediately following Section 2.1.1(c) thereof:

“(c)  Rail Sub-facility Fee. On the Effective Date (as defined in the Second Amendment), Rail shall pay to Agent for the account of each Lender a fee equal to 0.25% of the aggregate Rail Commitments, pro rata based on the number of days elapsed between the Effective Date and December 31, 2004.”

3.3 Section 2.1.3 of the Credit Agreement is amended and restated in its entirety to read as follows:

“2.1.3  Utilization of the Loans. The Loans (other than the Loans made to Rail) made under the Facility may be used solely for the purpose of financing or refinancing specific items of Eligible Inventory; provided, however, in no event shall the proceeds of any Loan be used to finance or refinance more than one hundred percent (100.0%) of the Equipment Cost of any item of Eligible Inventory. The Loans made to Rail under the Rail Sub-facility may be used solely for the purpose of financing or refinancing new Railcars that otherwise come within the definition of “Eligible Inventory”; provided, however, in no event shall the proceeds of any Loan to Rail be used to finance or refinance more than one hundred percent (100.0%) of the Equipment Cost of any Railcar.”

3.4 Section 3.2.1 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

“In addition, at least five (5) Business Days before each Loan hereunder with respect to any financing or refinancing of Equipment by Rail, Agent shall have received a Compliance Certificate, with appropriate insertions, executed by a Responsible Officer of JAC and GDE.”

3.5 The following new Section 3.3B is hereby added to Section 3 of the Credit Agreement immediately after Section 3.3A thereof:

“3.3A  Conditions to Each Advance to Rail. Unless waived in writing by Requisite Lenders, the obligation of any Lender to make any Advance to Rail (or any Marine Subsidiary or Owner Trustee of Rail) (including the initial Advance) is subject to the satisfaction of the following further condition precedent:

3.3A.1  Security Documents.  At least five (5) Business Days before each Loan hereunder with respect to the financing or refinancing of Equipment by Rail (or any Marine Subsidiary or Owner Trustee of Rail), (i) there shall have been executed, filed and/or recorded in all applicable jurisdictions such instruments or documents as the Agent deems necessary or advisable to perfect its security interest in such Equipment and all related Collateral, including without limitation, additional security agreements, ship mortgages and chattel mortgages, and (ii) Agent shall have received such Lien and judgment searches, opinions, releases, termination statements, and other documents and instruments as Agent shall reasonably request to confirm that upon the consummation of such financing or refinancing Agent shall have a first priority perfected security interest in such Equipment and all related Collateral subject to no other Liens other than Permitted Liens.”

3.6  Section 3.6.2 of the Credit Agreement is amended by adding the following language to the end thereof:

“, or Gary D. Engle or James A. Coyne shall resign or be removed as the sole managers of Rail”

3.7  Section 3.6.3 of the Credit Agreement is amended by inserting “Rail,” immediately after “Acquisub,” in the first line thereof.

3.8   Section 5.1.1 of the Credit Agreement is amended by inserting “or Rail” immediately after “Acquisub” in each place where “Acquisub” appears in that section.

3.9  Section 5.1.2 of the Credit Agreement is amended by inserting

“or Rail” immediately after “Acquisub” in each place where “Acquisub” appears in that section.

3.10  Section 5.1.4 of the Credit Agreement is amended by inserting

“ or Rail” immediately after “Acquisub” in the third line thereof.

3.11  Section 5.1.7 of the Credit Agreement is amended by inserting

“or Rail” immediately after “Acquisub” in each place where “Acquisub” appears in that section.

3.12  Section 5.11 of the Credit Agreement is amended by inserting

“ or Rail” immediately after “Acquisub” in each place where “Acquisub” appears in that section.

3.13  Section 6.10 of the Credit Agreement is amended by deleting the last sentence thereof and substituting the following sentence therefor:

“Without limiting the foregoing, neither TEP nor Acquisub nor Rail shall engage in any business other than the purchase of transportation equipment and the operation, leasing, remarketing and resale of such equipment.”

3.14  Section 6.13 of the Credit Agreement is amended and restated in its entirety to read as follows:

“6.13  No Distributions. No Borrower shall make, pay or set apart any funds for the payment or distribution to its shareholders, partners or members if such distribution would cause or result in an Event of Default or Potential Event of Default. In addition, TEP shall not declare or make any distribution of assets, properties, cash, rights, obligations or securities on account of any of its membership interests, or purchase, redeem or otherwise acquire for value any of its membership interests or any warrants, rights or options to acquire such membership interests, now or hereafter outstanding; except that TEP may, (a) following the resale of any item of Eligible Inventory to PLMI or MILPI, any Equipment Growth Fund or any third party and after having repaid in full the Loan advanced by Lenders to finance or refinance such Eligible Inventory, distribute the remaining proceeds of such resale to MILPI and (b) no more frequently than monthly and in no event prior to such time as TEP shall have made payment in full of all interest on the Loans funded hereunder accrued through the last day of the previous calendar month, TEP may distribute its net profits (revenues less interest and operating expenses) to MILPI. In addition, Acquisub shall not declare or make any distribution of assets, properties, cash, rights, obligations or securities on account of any of its membership interests, or purchase, redeem or otherwise acquire for value any of its membership interests or any warrants, rights or options to acquire such membership interests, now or hereafter outstanding; except that Acquisub may, (a) following the resale of any item of Eligible Inventory to PLMI or MILPI, any Equipment Growth Fund or any third party and after having repaid in full the Loan advanced by Lenders to finance or refinance such Eligible Inventory, distribute the remaining proceeds of such resale to FSI and (b) no more frequently than monthly and in no event prior to such time as Acquisub shall have made payment in full of all interest on the Loans funded hereunder accrued through the last day of the previous calendar month, Acquisub may distribute its net profits (revenues less interest and operating expenses) to FSI. In addition, Rail shall not declare or make any distribution of assets, properties, cash, rights, obligations or securities on account of any of its membership interests, or purchase, redeem or otherwise acquire for value any of its membership interests or any warrants, rights or options to acquire such membership interests, now or hereafter outstanding; except that Rail may, (a) following the resale of any item of Eligible Inventory to PLMI or MILPI, any Equipment Growth Fund or any third party and after having repaid in full the Loan advanced by Lenders to finance or refinance such Eligible Inventory, distribute the remaining proceeds of such resale to its members and (b) no more frequently than monthly and in no event prior to such time as Rail shall have made payment in full of all interest on the Loans funded hereunder accrued through the last day of the previous calendar month, Rail may distribute its net profits (revenues less interest and operating expenses) to its members.”

3.15  Section 6.15.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“6.15.1 Neither TEP nor Acquisub nor Rail shall incur any obligation to contribute to a Pension Plan required by a collective bargaining agreement or as a consequence of the acquisition of an ERISA Affiliate, unless (i) TEP or Acquisub or Rail shall notify Agent in writing that it intends to incur such obligation and (ii) after Agent’s receipt of such notice, Requisite Lenders consent to the establishment or maintenance of, or TEP’s or Acquisub’s or Rail’s incurring an obligation to contribute to, the Pension Plan, which consent may not unreasonably be withheld but may be subject to such reasonable conditions as Requisite Lenders may require.”

3.16  Section 6.18 of the Credit Agreement is amended by inserting “or Rail” immediately after “Acquisub” in the third line thereof.

3.17  Section 8.1.2 of the Credit Agreement is amended by inserting

“or Rail,” immediately after “Acquisub” in each place where “TEP” appears in that section.

3.18  Section 8.1.6 of the Credit Agreement is amended by inserting “Rail,” immediately after “Acquisub,” in the second line thereof.

3.19  Section 8.1.7 of the Credit Agreement is amended by inserting “Rail,” immediately after “Acquisub,” in each place where “Acquisub” appears in that section.

3.20  Section 8.1.8 of the Credit Agreement is amended by inserting “Rail,” immediately after “Acquisub,” in the third line thereof.

3.21  Section 8.1.9 of the Credit Agreement is amended (i) by inserting “Rail” immediately after “Acquisub,” in the third line thereof, (ii) by inserting “, Rail,” immediately after “Acquisub” in the first place where “Acquisub” appears in the tenth line thereof, and (iii) by inserting “or Rail” immediately after “Acquisub” in the second place where “Acquisub” appears in the tenth line thereof.

3.22  Section 8.1.10 of the Credit Agreement is amended by inserting “Rail,” immediately after “Acquisub,” in each place where “Acquisub” appears in that section.

3.23  Section 8.1.11 of the Credit Agreement is amended by deleting “or” before “(c)” and inserting the following language at the end thereof immediately after the semicolon: “or (d) Gary D. Engle or James A. Coyne shall cease to be the sole managers of Rail, or Gary D. Engle or James A. Coyne shall cease to be a manager of Rail.”

3.24  Section 8.1.13 of the Credit Agreement is amended by inserting “Rail,” immediately after “Acquisub” in the first line thereof.

3.25  Section 8.1.15 of the Credit Agreement is amended (i) by inserting “Rail’s,” immediately after “Acquisub’s,” in the third line thereof, (ii) by inserting “, Rail,” immediately after “Acquisub” in the first place where “Acquisub” appears in the fourteenth line thereof, (iii) by inserting “ or Rail” immediately after “Acquisub” in the second place where “Rail” appears in the fourteenth line thereof, and (iv) by inserting “Rail,” immediately after “Acquisub” where “Acquisub” appears in the twenty-first line thereof.

3.26  Section 8.4.1 of the Credit Agreement is amended (i) by inserting “or any Rail Guarantor” immediately after “Guarantor” in each place where “Guarantor” appears in that section and (ii) by inserting “Rail Guarantors,” immediately after “Guarantors,” in the last sentence thereof.

3.27  Section 11.10.2 of the Credit Agreement is amended (i) by inserting “and Rail Commitments” immediately after “Commitments” in each place where “Commitments” appears in that section, (ii) by inserting “and Schedule A-1” immediately after “Schedule A” in the penultimate sentence thereof, and (iii) by adding the following new sentence to the end thereof: “No Lender shall sell all or any portion of its Pro Rata Share of the Commitments unless at the same time it sells all or the same portion of its Pro Rata Share of the Rail Commitments.”

Section 4.  Amendments to Schedules and Exhibits.

4.1   Schedule A-1 attached hereto is hereby incorporated into the Credit Agreement as Schedule A-1 thereto.

4.2  Exhibit B to the Credit Agreement (Form of Borrowing Base Certificate) is deleted in its entirety and Exhibit A hereto is incorporated into the Credit Agreement as Exhibit B thereto.

4.3  Exhibit G to the Credit Agreement (Form of Assignment and Acceptance) is deleted in its entirety and Exhibit B hereto is incorporated into the Credit Agreement as Exhibit G thereto.

Section 5.  Conditions Precedent. The legal effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

5.1  Executed Amendment. Agent shall have received this Amendment duly executed and delivered by FSI, each Borrower, and Rail, and consented to and acknowledged by the Guarantors, and the same shall have become effective.

5.2  Rail Documents. Agent shall have received, in form and substance satisfactory to Lenders and their respective counsel, the following:

(a)  A certified copy of the records of all actions taken by Rail, including resolutions authorizing or relating to the execution, delivery and performance of this Amendment and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby;

(b)  A certificate of a Responsible Officer of Rail, stating that (A) the formation documents of Rail attached to such certificate are true and accurate, remain in full force and effect and have not been amended since the date thereof and (B) Rail is in good standing under the laws of the state of its formation and each other jurisdiction where its ownership of Property and assets or conduct of business requires such qualification;

(c)  Certificates of incumbency and signature with respect to the authorized representatives of Rail executing this Agreement and the other Loan Documents and requesting Loans; and

(d)  Such other documents relating to Rail as Lenders may reasonably request.

5.3  Notes.  Agent shall have received Notes, in form and substance satisfactory to Lenders, and duly executed and delivered by Rail.

5.4  Rail Guaranty. Agent shall have received the Rail Guaranty, in form and substance satisfactory to Lenders, duly executed and delivered by each Rail Guarantor.

5.5  Guaranty. Agent shall have received the Guaranty, in form and substance satisfactory to Lenders, duly executed and delivered by each Guarantor.

5.6  Subordination Agreements. Agent shall have received the Subordination Agreements described in the revised definition thereof (as set forth above), in form and substance satisfactory to Lenders, duly executed and delivered by each Subordinated Lender, each Borrower, and Rail (as applicable).

5.7  JAC/GDE Letter.  Agent shall have received the JAC/GDE Letter in form and substance satisfactory to Lenders, duly executed and delivered by JAC and GDE.

5.8  Security Documents (Rail).  Agent shall have received the Security Agreement (Rail) in form and substance satisfactory to Lenders, duly executed and delivered by Rail; there shall have been filed in all applicable jurisdictions Uniform Commercial Code financing statements naming Rail as “debtor” and the Agent as “secured party” (which financing statements shall be in form and substance acceptable to Agent) to perfect the security interest of Agent in the Collateral described in the Security Agreement (Rail) entered into by Rail, and there shall have been delivered to Agent or executed, filed and/or recorded in all applicable jurisdictions such other instruments or documents as Agent deems necessary or advisable to perfect its security interest in such Collateral; and Agent shall have received such Lien and judgment searches, opinions, releases, termination statements, and other documents and instruments as Agent shall reasonably request to confirm that Agent shall have a first priority perfected security interest in such Collateral subject to no other Liens other than Permitted Liens.

5.9  Amendments to Security Agreements. Agent shall have received each of the amendments to the Security Agreements described in the revised definition of “Security Agreements” set forth above in form and substance satisfactory to lenders, duly executed and delivered by each grantor named therein.

5.10  Material Adverse Effect. No event that has resulted or could result in a Material Adverse Effect shall have occurred since the date of the most recent financial statements delivered to Agent pursuant to Section 5.1 of the Credit Agreement, as determined by Agent in its sole discretion.

5.11  Bringdown Certificate. A separate certificate, dated as of the Effective Date, of a Responsible Officer of Rail to the effect that (i) the representations and warranties of Rail contained in Section 7 of this Amendment, are true, accurate and complete in all material respects as of the Effective Date as though made on such date and (ii) no Event of Default or Potential Event of Default under the Credit Agreement has occurred.

5.12  Other Documents.  Agent shall have received such other documents, information and items as reasonably requested by Agent.

5.13  Payment of Fees. Agent shall have received reimbursement from Borrowers and Rail of its costs and expenses incurred (including, without limitation, its attorneys’ fees and expenses) in connection with this Amendment and the transactions contemplated hereby.

Section 6.  Limited Amendment. Each of the amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be an amendment of any other term or condition of the Credit Agreement or the other Loan Documents, to prejudice any right or remedy which Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or (b) to be a consent to any future amendment.

Section 7.  Representations And Warranties. Each of Borrower and FSI represents and warrants that its respective representations and warranties made in the Loan Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment (except to the extent such specifically relate to another date). Rail severally, as to itself, but not jointly as to the Borrowers and FSI, hereby represents and warrants to Agent and each Lender that each representation and warranty of a “Borrower” made in the Loan Documents, including without limitation, each representation and warranty set forth in Section 4.1 of the Credit Agreement (which is hereby incorporated herein by this reference as though each such representation and warranty had been fully set forth herein), is true and complete in all material respects as of the date hereof after giving effect to this Amendment (except that Section 4.1.1 of the Credit Agreement is amended to insert the words “and Rail” after “Acquisub” in the second line thereof and except to the extent such representations and warranties specifically relate to another date), and agrees that each said representation and warranty shall be deemed to continue until the full, complete and indefeasible payment and performance of the Obligations and shall apply anew to each borrowing under the Credit Agreement. Each of Borrower, Rail, and FSI further represents and warrants that the execution, delivery and performance of this Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any material law or regulation or any term or provision of any other material agreement entered into by such Borrower, Rail or FSI, as applicable.

Section 8.  Ratification and Reaffirmation of Liens. Each of TEP, Acquisub and EGF VI hereby ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted pursuant to its respective Security Agreements, as collateral security for the Secured Obligations (as defined therein), and acknowledges that all of such liens and security interests, and all Collateral (as defined therein) heretofore pledged as security for the Secured Obligations (as defined therein), continues to be and remains Collateral (as defined therein) for the Secured Obligations (as defined therein) from and after the date hereof.

Section 9.  Governing Law. Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

Section 10.  Effective Date of Amendment; Full Force And Effect; Entire Agreement. This Amendment shall be deemed effective as of the Effective Date. Except to the extent expressly provided in this Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. This Amendment, the Credit Agreement, and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof or the extension of credit by the Lenders to the Borrowers, Rail, and/or their affiliates.

Section 11.  Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

Borrowers:                                                     PLM Equipment Growth Fund VI

By PLM Financial Services, Inc.,
Its General Partner

By
Its________________________________________

PLM Equipment Growth & Income Fund VII

By PLM Financial Services, Inc.,
Its General Partner

By
Its________________________________________

Transportation Equipment-PLM, LLC

By:      MILPI Holdings, LLC,
a Delaware limited liability company

By: Its Managing Members,

AFG Investment Trust C

By:  Its Managing Trustee,
AFG ASIT Corporation, a
Massachusetts corporation
                                                                                    By:___________________________
Richard K Brock
Its: Chief Financial Officer

PLM MILPI Holdings LLC,
A Delaware limited liability company

By:_________________________
James A. Coyne, Manager

Acquisub, LLC

By PLM Financial Services, Inc.,
Its Manager

By
Its________________________________________

Rail:  Rail Investors II, LLC

By________________________________
Gary D. Engle, Manager

By________________________________
James A. Coyne, Manager

FSI:   PLM Financial Services, Inc.

By
Its________________________________________

Lenders:  Comerica Bank

By
Its________________________________________

First Bank dba First Bank & Trust

By
Its________________________________________

Agent:   Comerica Bank

By
Its________________________________________

The undersigned Guarantors under the Second Amended and Restated Guaranty dated as of October 20, 2004 (the “Guaranty”) hereby consent to the terms of the foregoing amendment and acknowledge that the Guaranty remains fully effective in accordance with its terms with respect to the obligations of the Borrowers (other than Rail) under the Credit Agreement, as amended pursuant to this Amendment.

In addition, each of PLMI and MILPI hereby ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted pursuant to its respective Security Agreements, as collateral security for the Secured Obligations (as defined therein), and acknowledges that all of such liens and security interests, and all Collateral (as defined therein) heretofore pledged as security for the Secured Obligations (as defined therein), continues to be and remains Collateral (as defined therein) for the Secured Obligations (as defined therein) from and after the date hereof.

[signature page to follow]

Executed as of October 20, 2004.

PLM International, Inc.

By:__________________________
Its:__________________________

PLM Financial Services, Inc.

By:_________________________
Its:_________________________

PLM Transportation Equipment Corporation

By:__________________________
Its:__________________________

MILPI Holdings, LLC

By: Its Managing Members,

AFG Investment Trust C

By:       Its Managing Trustee,
AFG ASIT Corporation, a Massachusetts corporation
                                                                        By:___________________________
Richard K Brock
Its: Chief Financial Officer

  PLM MILPI Holdings LLC,
  a Delaware limited liability company

  By:_________________________
          James A. Coyne, Manager

Schedule A-1

                                                                                                                                    (RAIL COMMITMENTS)

Lender	Rail Commitment	Pro Rata Share
Comerica Bank	$3,750.00	75%
Fist Bank dba First Bank & Trust	$1,250.00	25%